TherapeuticsMD, Inc. 8-K

Exhibit 99.3

Investor Update Conference Call April 17, 2019

2 Forward - Looking Statements This presentation by TherapeuticsMD, Inc. (referred to as “we” and “our”) may contain forward - looking statements. Forward - lookin g statements may include, but are not limited to, statements relating to our objectives, plans and strategies, as well as state men ts, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anti cip ate will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipat e,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are ba sed on assumptions and assessments made in light of our managerial experience and perception of historical trends, current condition s, expected future developments and other factors we believe to be appropriate. Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward - looking statements are n ot guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control. Imp ort ant factors that could cause actual results, developments and business decisions to differ materially from forward - looking statement s are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission, including our mos t r ecent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well as our current reports on Form 8 - K, and include the following: our ability to maintain or increase sales of our products; our ability to develop and commercialize IMVEXXY®, ANNOVERA TM , BIJUVA TM and our hormone therapy drug candidates and obtain additional financing necessary therefor; whether we will be able to close our term loan facility with TSSP and thereafter will be able to comply with the covenants and condition s u nder the term loan facility; the potential of adverse side effects or other safety risks that could adversely affect the commercia liz ation of our current or future approved products or preclude the approval of our future drug candidates; the length, cost and uncertai n results of future clinical trials; the ability of our licensees to commercialize and distribute our product and product candi dat es; our reliance on third parties to conduct our manufacturing, research and development and clinical trials; the availability of reimbursement from government authorities and health insurance companies for our products; the impact of product liability lawsuits; the influence of extensive and costly government regulation; the volatility of the trading price of our common stoc k a nd the concentration of power in our stock ownership. This non - promotional presentation is intended for investor audiences only.

3 Upsized, Non - Dilutive Term Loan Financing ▪ Signed binding commitment letter for a fully - negotiated $300 million non - dilutive term loan facility with TPG Sixth Street Partners (“TSSP”), the global finance and investment business in strategic partnership with TPG, the global alternative asset firm ▪ Existing term loan agreement with MidCap Financial Trust will be terminated ▪ Anticipate closing TSSP facility on or before May 10, 2019 following MidCap termination period, subject to the satisfaction of certain customary conditions precedent ▪ The TSSP facility will be available to the company in three tranches: • $200 million will be immediately available upon the closing of the facility • $50 million will be available upon the designation of ANNOVERA as a new category of birth control by the FDA on or prior to December 31, 2019 • $50 million will be available upon TherapeuticsMD achieving $11 million in net revenues from IMVEXXY®, BIJUVA and ANNOVERA for the fourth quarter of 2019 ▪ Interest rate of 3 - month LIBOR plus 7.75%, payable quarterly ▪ Principal payable in four equal quarterly installments beginning on June 30, 2023, with the term loan facility maturing on March 31, 2024 ▪ No equity or warrants attached Non - Dilutive Capital Will Support Launches of BIJUVA TM and ANNOVERA TM

4 Salesforce Footprint Demonstrates Significant And Overlap ▪ Expansion to approximately 200 sales professionals selling both IMVEXXY and BIJUVA ▪ Increases reach for IMVEXXY by approximately 5,000 providers • 94% Coverage of target 6 - 10 decile • 62% Coverage of total market TRx Portfolio Optimization Summary IMVEXXY Decile 6 - 10 BIJUVA Decile 6 - 10 ~15,000 Decile 6 - 10 Prescribers

5 Once payer coverage achieved expand, Bio - Ignite partnerships to access the compounding channel Launched on April 17, 2019 FDA - approved separate bio - identical E&P pills segment Q2 ~3.9M TRx (each) 1 I $836M 2 TAM 12M – 18M TRx 3 I $2.5B - 3.8B 2 TAM A Large Target Market for BIJUVA™ 1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2018 2) Based on WAC pricing of $214.50 3) Composite of Fisher, J. QuintilesIMS, White Paper: A Profile of the US Compounding Pharmacy Market, internal surveying of compounding pharmacies & NAMS publications All trademarks are the property of their respective owners. Q2 Q4

6 Launch Strategy Focused on Driving Experience that Leads to Long Term Adoption ▪ $35 or less out - of - pocket cost ▪ Eliminates the cost and coverage concerns which are often barriers to early adoption ▪ Early Experience Program “Keep Cool” drives appropriate patient and prescriber education ▪ Positive early clinical experience has the potential to drive continued momentum

7 Concept for Marketing Campaign

8

Appendix

10 Maximum Term Loan Facility Size $ 300 million $200 million Interest Rate 3 - month LIBOR + 7.75%, payable quarterly 1 - month LIBOR + 7.75%, payable monthly Maturity Date March 31, 2024 May 1, 2023 Tranche 1 $200 million will be available at closing (anticipated on or before May 10, 2019) - ~$81 million to repay MidCap - Remaining for working capital after transaction costs Drawn June 7, 2018 for $75 million (IMVEXXY launch) Tranche 2 $50 million will be available upon the designation of ANNOVERA as a new category of birth control by the FDA prior to December 31, 2019 $75 million (first commercial sale of BIJUVA on or before May 31, 2019) Tranche 3 $50 million will be available upon the company achieving $11 million in net revenues from IMVEXXY , BIJUVA , and ANNOVERA for the fourth quarter of 2019 $50 million (must generate $75 million combined revenue on or before December 31, 2019) Equity or warrants No equity or warrants attached No equity or warrants attached Amortization Schedule Amortization schedule over the final year of the term loan; principal repaid in four equal quarterly installments beginning on June 30, 2023, with the term loan facility maturing on March 31, 2024 Amortization schedule over the final 3 - years of the term loan; begin principal payback in 2020 Required cash balance Required cash balance of $50 million upon close; if the company draws either Tranche 2 or Tranche 3, the required cash balance increase to $60 million Required cash balance of $50 million TSSP MidCap (as of 5/1/18)

11 Strong Launch through March 31, 2019 1 Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utilizatio n o f our affordability program . This includes a one week estimation for the lag in reporting retail data, which can cause minor fluctuations in historical comparisons. 2 Total Unique Prescribers that have sent a prescription to a pharmacy for at least 1 patient for IMVEXXY. IMVEXXY (estradiol vaginal inserts) Launch Metrics Total paid scripts dispensed to patients 1 (since launch through March 31, 2019) ~137,600 Total paid scripts (March 1 - 31, 2019) ~28,100 Total patients (since launch through March 31, 2019) ~44,700 Total prescribers 2 (since launch through March 31, 2019) ~10,100 Comparison of Average Weekly & Daily Script Volume (Average Weekly Volume: TRx for month / # days in month * 7 days) For 28 Days in Feb. 2019 For 31 Days in Mar. 2019 Average weekly volume ~5,900 ~6,300 Average daily volume ~840 ~900

12 * Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month 10 Month 11 Month 12 Month 13 Month 14 Month 15 Month 16 Month 17 Month 18 Imvexxy 200 6,300 8,400 13,300 14,400 19,800 23,500 23,600 28,100 Vagifem 25mcg 300 3,500 8,800 12,600 17,800 21,000 24,000 26,700 28,700 36,200 37,200 43,200 45,900 47,900 52,600 48,700 57,700 56,500 Osphena 0 700 1,700 2,700 3,500 5,100 6,100 7,300 9,200 10,500 13,300 14,500 16,600 18,100 19,000 19,400 19,800 20,800 Intrarosa 100 1,400 2,400 3,900 5,100 6,300 6,900 7,600 9,700 10,600 12,600 13,800 14,700 16,500 16,100 19,200 19,200 20,600 19,800 23,600 28,100 12,600 21,000 26,700 28,700 43,200 56,500 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 IMVEXXY TRx Launch Comparison Successful Launch Execution through March 31, 2019 References: 1. Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utilizatio n o f our affordability program. 2. Osphena and Intrarosa sourced is Symphony Health Integrated Dataverse . 3. Vagifem sourced from IQVIA National Prescriber Level Data. All trademarks are the property of their respective owners. *Month 9 for IMVEXXY is March 2019 ▪ IMVEXXY continues to grow both weekly average volume and daily average volume for March (31 day month) vs February (28 day month) ▪ Average daily volume for 31 days in March 2019 increase to ~900 from ~840 for the 28 days in February 2019

13 Strong Patient Adherence & Compliance through March 31, 2019 Average fills for all patients through March 31, 2019 = 3 .07 3 IMVEXXY Patient Compliance 1,2 Month Initial Prescription Filled Average # Fills for those Patients Maximum Allowable Fills Given the Month of Initial Fill February 2019 1.8 Fills 2 Fills January 2019 2.5 Fills 3 Fills December 2018 3.0 Fills 4 Fills November 2018 3.7 Fills 5 Fills October 2018 4.1 Fills 6 Fills September 2018 4.7 Fills 7 Fills August 2018 6.0 Fills 8 Fills 1 Average number of fills per patient is the average number of fills per patient grouped by their initial month on therapy. 2 Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utilizatio n o f our affordability program. 3 Average number of fills for all patients is calculated as Total Rx / Total Patients . Example of calculation: For patients who filled their initial prescription in November 2018, each of those patients averaged 3.7 fills from November 2018 through March 2019